UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2026

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 1, 2026, Banner Corporation (“Banner”) issued a press release announcing the closing of the merger described below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibits are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Banner for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 1, 2026, Banner and Pacific Financial Corporation (“Pacific Financial”) closed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 30, 2026 (the “Merger Agreement”). As a result, Pacific Financial merged with and into Banner, with Banner as the surviving corporation in the merger. The Banner and Pacific Financial merger was effective at 6 a.m. Pacific Time on September 1, 2026.

Under the terms of the Merger Agreement, each outstanding share of Pacific Financial common stock was converted into the right to receive 0.2633 shares of Banner common stock. Banner will issue approximately 2,654,563 shares of Banner common stock in the merger.

Bank of the Pacific, Pacific Financial’s wholly-owned Washington state-chartered commercial bank subsidiary (“Bank of the Pacific”), also merged with and into Banner’s wholly-owned Washington state-chartered commercial bank subsidiary, Banner Bank, immediately following the completion of the Banner and Pacific Financial merger on September 1, 2026. Banner Bank is the surviving entity in the bank merger.

At the effective time of the bank merger, Denise Portmann, formerly the Chief Executive Officer and President of Bank of the Pacific, became an executive vice president of Banner Bank.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Banner Corporation dated September 1, 2026.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: September 1, 2026	By: /s/ Robert G Butterfield
Robert G Butterfield
Executive Vice President, Treasurer and Chief Financial Officer